Exhibits 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Xiangtian (USA) Air Power Co., Ltd. (the "Company") on Form 10-Q for the period ended January 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Kam Shing Chiu, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2017

By: /s/ Paul Kam Shing Chiu

Paul Kam Shing Chiu
Principal Financial Officer